UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
_________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 26, 2021

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	552676108	New York Stock Exchange
6% Senior Notes due January 2043	552676AQ1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)     On April 26, 2021, M.D.C. Holdings, Inc. (the "Company") held its 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) at which the Company’s shareholders approved the M.D.C. Holdings, Inc. 2021 Equity Incentive (the “2021 Equity Incentive Plan”). The 2021 Equity Incentive Plan had been previously recommended for approval by the Company’s Compensation Committee of the Board of Directors and previously approved by the Company’s Board of Directors, in each case, subject to shareholder approval. The 2021 Equity Incentive Plan became effective as of the date of such shareholder approval – April 26, 2021.

Three million (3,000,000) shares are available for issuance under the 2021 Equity Incentive Plan. The material features of the 2021 Equity Incentive Plan are described in the section entitled “Proposal Three - Approval of the 2021 Equity Incentive Plan appearing on pages 58-64 of the Company’s definitive Proxy Statement on Schedule 14A filed on March 2, 2021 in connection with the 2021 Annual Meeting, which description is incorporated herein by reference. A copy of the 2021 Equity Incentive Plan is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 26, 2021, the Company held its 2021 Annual Meeting. There were 65,072,429 shares of common stock entitled to vote at the meeting. The final voting results for each of the proposals submitted to a vote of shareholders at the 2021 Annual Meeting were as follows:

(1)    Election of three Class III Directors of the Company to serve for three-year terms expiring in 2024:

	For	Withheld	Broker Non-Votes
Raymond T. Baker	41,153,655	14,841,992	3,092,778
David E. Blackford	43,569,733	12,425,914	3,092,778
Courtney L. Mizel	52,519,774	3,475,873	3,092,778

(2)     Approval, in a non-binding advisory vote, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
44,232,257	9,790,353	1,973,037	3,092,778

(3)     Approval of the 2021 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
52,864,219	3,096,922	34,506	3,092,778

(4)     Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2021 fiscal year:

For	Against	Abstain
57,727,163	1,318,017	43,245

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit Number	Description

10.1	M.D.C. Holdings, Inc. 2021 Equity Incentive Plan

104	Cover Page Interactive Data file (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
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M.D.C. HOLDINGS, INC.

Dated:	April 28, 2021	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

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